UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

BiomX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	74140003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On February 25, 2025, BiomX Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, (i) in a registered direct offering (the “Registered Direct Offering”): (a) an aggregate of 2,828,283 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and (b) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 805,231 shares of Common Stock (the “Pre-Funded Warrant Shares”), and (ii) in a concurrent private placement (the “Private Placement”), (a) unregistered pre-funded warrants (the “Private Pre-Funded Warrants”) to purchase up to an aggregate of 2,305,869 shares of Common Stock (the “Private Pre-Funded Warrant Shares”) and (b) unregistered warrants (the “Common Warrants”, and together with the Private Pre-Funded Warrants, the “Private Warrants”) to purchase up to an aggregate of 5,939,383 shares of Common Stock (the “Common Warrant Shares” and together with the Private Pre-Funded Warrant Shares, the “Private Warrant Shares”). Each Share (or Pre-Funded Warrant in lieu thereof) is sold with an accompanying Common Warrant. Each Private Pre-Funded Warrant is sold with an accompanying Common Warrant. The combined effective purchase price of each Share (or Pre-Funded Warrant in lieu thereof) and accompanying Common Warrant, and of each Private Pre-Funded Warrant and accompanying Common Warrant, is $0.9306. The gross proceeds to the Company from the Registered Direct Offering and Private Placement are expected to be approximately $5.5 million, before deducting placement agent fees and other offering expenses payable by the Company.

Pursuant to the Purchase Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement (in each case, subject to certain exceptions) until 30 days after the later of (i) the Resale Registration Statement (as defined below) is declared effective by the SEC and (ii) the Stockholder Approval Date (as defined below). The Company also agreed, subject to certain exceptions, not to effect or agree to effect any Variable Rate Transaction (as defined in the Purchase Agreement) until 90 days after the later of (i) the Resale Registration Statement is declared effective by the SEC and (ii) the Stockholder Approval Date (as defined below).

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Shares, Pre-Funded Warrants and the Pre-Funded Warrant Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-275935) previously filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2023, and which was declared effective by the SEC on January 2, 2024, and a related base prospectus and prospectus supplement (the “Prospectus Supplement”) thereunder.

The Private Warrants are being offered and sold by the Company in a transaction not involving a public offering under Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the Private Warrant Shares, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the Private Warrants and the Private Warrant Shares may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Terms of the Pre-Funded Warrants and Private Warrants

Each Common Warrant is exercisable for one share of Common Stock at an exercise price of $0.9306 per share beginning on the effective date of stockholder approval of the issuance of the shares of Common Stock upon exercise of the Private Warrants (the “Stockholder Approval Date”). The Common Warrants will expire on the five-year anniversary of the Stockholder Approval Date.

The Pre-Funded Warrants are being offered in lieu of shares of Common Stock and provide that the holder may not exercise any portion of a Pre-Funded Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Registered Direct Offering and Private Placement. Each Pre-Funded Warrant and Private Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.0001 per share. The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full. The Private Pre-Funded Warrants are exercisable on the Stockholder Approval Date and may be exercised at any time thereafter until all of the Private Pre-Funded Warrants are exercised in full.

The foregoing description of the terms and conditions of the Pre-Funded Warrant, the Private Pre-Funded Warrant and the Common Warrant do not purport to be complete and are each qualified in their entirety by the full text of the form of Pre-Funded Warrant, the form of Private Pre-Funded Warrant and the form of Common Warrant, copies of which are attached hereto as Exhibits 4.1, 4.2, and 4.3, respectively, and incorporated by reference herein.

Exercise of Existing Warrants

On February 25, 2025, the Company entered into inducement letter agreements (the “Inducement Letter Agreements”) with certain holders (the “Holders”) of certain of its existing warrants to purchase an aggregate of 6,955,528 shares of Common Stock, originally issued to the Holders on March 15, 2024, having an original exercise price of $2.311 per share (after giving effect to the Company’s one-for-ten reverse stock split effective on August 26, 2024) (the “Existing Warrants”). The shares of Common Stock issued upon exercise of the Existing Warrants are registered pursuant to an effective registration statement on Form S-3, as amended (No. 333-278986).

Pursuant to the Inducement Letter Agreements, the Holders agreed to exercise for cash the Existing Warrants at reduced exercise price of $0.9306 per share (the “Warrant Exercise”, and together with the Registered Direct Offering and Private Placement, the “Offering”) in consideration of the Company’s agreement to issue new unregistered warrants (the “New Warrants”) to purchase up to an aggregate of 6,955,528 shares of Common Stock (the “New Warrant Shares”). In addition, in connection with the Warrant Exercise, the Company has agreed that, in the event that any Warrant Exercise would otherwise require the Company to issue a number of shares of Common Stock in excess of the number of shares of Common Stock that the Holder may acquire without exceeding the beneficial ownership limitations (“Beneficial Ownership Limitation”) set forth in the Existing Warrants (or, if applicable and at the Holder’s election, 9.99%) (such excess shares, the “Excess Existing Warrant Shares”), (i) the Company shall issue to the Holder the maximum number of Existing Warrant Shares that the Holder is entitled to receive without exceeding the Beneficial Ownership Limitation, as directed by the Holder, and (ii) in lieu of issuing any Excess Existing Warrant Shares, (x) the Existing Warrant shall automatically (and without the need for action by the Company, the Holder or any other person) be amended and restated in its entirety as set in the Letter Agreement (the “Amended and Restated Warrant”). The New Warrants have an exercise price of $0.9306 per share, are exercisable on the Stockholder Approval Date and have a term of exercise equal to five years from the Stockholder Approval Date. The gross proceeds to the Company from the Warrant Exercise (were approximately $6.5 million prior to deducting placement agent fees and offering expenses.

The Offering is expected to close on or about February 27, 2025, subject to the satisfaction of customary closing conditions. The Company currently plans to use the net proceeds from the Offering to support the completion of the Phase 2b clinical study of BX004, BiomX’s fixed phage cocktail, for the treatment of people with CF with chronic pulmonary infections caused by Pseudomonas aeruginosa (P. aeruginosa), and analysis of real-world evidence.

The foregoing summaries of the Inducement Letter Agreements, the New Warrants, and the Amended and Restated Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.2, 4.4 and 4.5, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Registration Rights Agreement

In connection with the Offering, the Company and the Purchasers entered into Registration Rights Agreement dated February 25, 2025 (the “RRA”), pursuant to which the Company has agreed to file a registration statement providing for (i) the resale of the New Warrant Shares issuable upon the exercise of the New Warrants and (ii) the resale of the Private Warrant Shares issuable upon the exercise of the Private Warrants (the “Resale Registration Statement”) on the forty-fifth (45th) calendar day following the closing of the Offering (the “Initial Filing Date”), and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 45 calendar days following the Initial Filing Date (or within 75 calendar days following the Initial Filing Date in case of a “full review” of such registration statement by the SEC) and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants or Private Warrants, as applicable, owns any New Warrants, Private Warrants, New Warrant Shares or Private Warrant Shares.

In connection with the Offering, the Company entered into a Placement Agency Agreement dated February 25, 2025 (the “PAA”) with Laidlaw & Company (UK) Ltd. (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company, on a reasonable best efforts basis, in connection with the Offering. The Company has agreed, subject to certain exclusions described in the PAA, to pay the Placement Agent an aggregate cash fee equal to 7.0% of the gross proceeds received in the Offering and for certain expenses incurred by the Placement Agent in connection with the Offering.

The foregoing summaries of the RRA and the PAA do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.2, and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included above in Item 1.01 relating to the Private Warrants, New Warrants, Private Warrant Shares and New Warrant Shares is incorporated by reference into this Item 3.02 in its entirety. The Private Warrants and New Warrants described above are being offered and sold by the Company in a transaction not involving a public offering under Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the Private Warrant Shares and New Warrant Shares, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the Private Warrants, New Warrants, Private Warrant Shares and New Warrant Shares may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Neither this Current Report on Form 8-K (“Current Report”) nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On February 26, 2025, the Company issued a press release announcing the pricing of the Offering described above as well as an investor presentation deck, copies of which are furnished as Exhibits 99.1 and 99.2 hereto.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 and in the investor presentation deck as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

In connection with the filing of the Prospectus Supplement, the Company is filing a legal opinion of its counsel, Haynes and Boone, LLP, regarding the validity of the Shares and the shares of Common Stock underlying the Pre-Funded Warrants being registered, which opinion is attached as Exhibit 5.1 to this Current Report.

Forward-Looking Statements

This Current Report contains forward-looking statements, including, without limitation, statements relating to the Company’s expectations regarding the completion of the Offering and use of proceeds therefrom. These forward-looking statements are based upon the Company’s current expectations. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks and uncertainties related to the satisfaction of customary closing conditions related to the offering and other risks detailed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024, and in the Prospectus Supplement, filed with the SEC on February 27, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no duty to update such information except as required under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
4.1	Form of Pre-Funded Warrant
4.2	Form of Private Pre-Funded Warrant
4.3	Form of Common Warrant
4.4	Form of New Warrant
4.5	Form of Amended and Restated Warrant
5.1	Opinion of Haynes and Boone, LLP
10.1	Form of Securities Purchase Agreement dated February 25, 2025, between BiomX Inc. and the purchasers party thereto
10.2	Form of Registration Rights Agreement dated February 25, 2025, between BiomX Inc. and the purchasers
10.3	Warrant Exercise and Reload Agreement dated February 25, 2025, between BiomX Inc. and the holders
10.4	Placement Agency Agreement dated February 25, 2025, between BiomX Inc. and Laidlaw and Company (UK) Ltd.
23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1)
99.1	Press Release issued February 26, 2025.
99.2	Investor Presentation Deck dated February 26, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025	BiomX Inc.

	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer